Acuson Corporation                                                  Exhibit 10.2
--------------------------------------------------------------------------------





                              ACUSON CORPORATION


                            ________________________

                            NOTE PURCHASE AGREEMENT

                            ________________________

                           Dated as of April 9, 1999

                               TABLE OF CONTENTS

ARTICLE I
AUTHORIZATION AND ISSUANCE OF NOTES........................................    1
 Section 1.1  Authorization of Notes.......................................    1
 Section 1.2  Authorized Denominations.....................................    2
 Section 1.3  Sale and Purchase of Notes...................................    2

ARTICLE II
CLOSING CONDITIONS.........................................................    3
 Section 2.1  Representations and Warranties...............................    3
 Section 2.2  Performance; No Default......................................    4
 Section 2.3  Compliance Certificates......................................    4
 Section 2.4  Opinion of Company's Counsel.................................    4
 Section 2.5  Opinions of Purchasers' Special Counsel......................    4
 Section 2.6  Purchase Permitted By Applicable Law, etc....................    4
 Section 2.7  Payment of Special Counsel Fees..............................    5
 Section 2.8  Private Placement Number.....................................    5
 Section 2.9  Changes in Corporate Structure...............................    5
 Section 2.10 Proceedings and Documents....................................    5

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY..............................    5
 Section 3.1    Organization; Power and Authority..........................    5
 Section 3.2    Authorization, etc.........................................    5
 Section 3.3    Disclosure.................................................    6
 Section 3.4    Organization and Ownership of Shares of Subsidiaries.......    6
 Section 3.5    Financial Statements.......................................    7
 Section 3.6    Compliance with Laws, Other Instruments, etc...............    7
 Section 3.7    Governmental Authorizations, etc...........................    7
 Section 3.8    Litigation; Observance of Statutes and Orders..............    7
 Section 3.9    Taxes......................................................    8
 Section 3.10   Leases; Title to Property..................................    8
 Section 3.11   Licenses, Permits, etc.....................................   10
 Section 3.12   Compliance with ERISA......................................   10
 Section 3.13   Private Offering by the Company............................   11
 Section 3.14   Use of Proceeds; Margin Regulations........................   11
 Section 3.15   Existing Indebtedness......................................   12
 Section 3.16   Foreign Assets Control Regulations, etc....................   12
 Section 3.17   Status under Certain Statutes..............................   12
 Section 3.18   Maintenance of Properties..................................   12
 Section 3.19   Insurance..................................................   12
 Section 3.20   Business of the Company and Restricted Subsidiaries........   12

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

 Section 3.21   Environmental Matters.......................................   13
 Section 3.22   Domestic Restricted Subsidiaries............................   13

ARTICLE IV
REPRESENTATIONS OF PURCHASER................................................   13
 Section 4.1    Purchase for Investment.....................................   13
 Section 4.2    Source of Funds.............................................   14

ARTICLE V
PREPAYMENT OF THE NOTES.....................................................   15
 Section 5.1    Required Prepayments........................................   15
 Section 5.2    Optional Prepayments with Make-Whole Amount.................   16
 Section 5.3    Allocation of Partial Prepayments...........................   16
 Section 5.4    Maturity; Surrender, etc....................................   16
 Section 5.5    Purchase of Notes...........................................   16
 Section 5.6    Make-Whole Amount...........................................   17

ARTICLE VI
PAYMENTS ON NOTES...........................................................   18
 Section 6.1    Payment of Interest.........................................   18
 Section 6.2    Payment of Principal........................................   18
 Section 6.3    Place of Payment............................................   19
 Section 6.4    Home Office Payment.........................................   19

ARTICLE VII
AFFIRMATIVE COVENANTS OF COMPANY............................................   19
 Section 7.1    Compliance with Law.........................................   19
 Section 7.2    Insurance...................................................   20
 Section 7.3    Maintenance of Properties...................................   20
 Section 7.4    Payment of Taxes............................................   20
 Section 7.5    Corporate Existence, etc....................................   20
 Section 7.6    Financial and Business Information..........................   21
 Section 7.7    Officer's Certificate.......................................   23
 Section 7.8    Inspection..................................................   23
 Section 7.9    Nature of Business..........................................   24
 Section 7.10   Auditor's Compliance Certificate............................   24

ARTICLE VIII
NEGATIVE COVENANTS OF COMPANY...............................................   24
 Section 8.1    Transactions with Affiliates................................   24
 Section 8.2    Merger, Consolidation, etc..................................   24
 Section 8.3    Limitation on Sale of Assets................................   25
 Section 8.4    Maintenance of Consolidated Adjusted Net Worth..............   25
 Section 8.5    Limitation on the Incurrence of Debt........................   25
 Section 8.6    Limitation on Liens.........................................   26

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


 Section 8.7    Limitation of Restricted Subsidiary Debt....................   27
 Section 8.8    Fixed Charge Coverage.......................................   27

ARTICLE IX
EVENTS OF DEFAULT AND REMEDIES..............................................   27
 Section 9.1    Events of Default...........................................   27
 Section 9.2    Acceleration................................................   30
 Section 9.3    Other Remedies..............................................   30
 Section 9.4    Rescission..................................................   30
 Section 9.5    No Waivers or Election of Remedies, Expenses, etc...........   31

ARTICLE X
REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES...............................   31
 Section 10.1   Registration of Notes.......................................   31
 Section 10.2   Transfer and Exchange of Notes..............................   31
 Section 10.3   Replacement of Notes........................................   32

ARTICLE XI
MISCELLANEOUS...............................................................   32
 Section 11.1   Transaction Expenses........................................   32
 Section 11.2   Survival....................................................   33
 Section 11.3   Survival of Representations and Warranties; Entire Agreement   33
 Section 11.4   Amendment and Waiver........................................   33
 Section 11.5   Notices.....................................................   34
 Section 11.6   Reproduction of Documents...................................   35
 Section 11.7   Confidential Information....................................   35
 Section 11.8   Substitution of Purchaser...................................   36
 Section 11.9   Successors and Assigns......................................   37
 Section 11.10  Payments Due on Non-Business Days...........................   37
 Section 11.11  Severability................................................   37
 Section 11.12  Construction................................................   37
 Section 11.13  Counterparts................................................   37
 Section 11.14  Governing Law...............................................   37

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
SCHEDULE A              -    INFORMATION RELATING TO INITIAL PURCHASERS

SCHEDULE B              -    DEFINED TERMS
EXHIBIT 1.1(a)(i)       -    FORM OF 6.59% SERIES A SENIOR UNSECURED NOTE DUE
                             APRIL 8, 2006

EXHIBIT 1.1(a)(ii)      -    FORM OF 6.39% SERIES B SENIOR UNSECURED NOTE DUE
                             APRIL 8, 2004

EXHIBIT 1.1(b)          -    FORM OF SUBSEQUENT NOTES

EXHIBIT 1.3(b)          -    FORM OF SUPPLEMENTAL NOTE PURCHASE AGREEMENT

EXHIBIT 2.4             -    MATTERS COVERED BY OPINION OF SPECIAL COUNSEL FOR
                             THE COMPANY

EXHIBIT 2.5             -    MATTERS COVERED BY OPINION OF SPECIAL COUNSEL FOR
                             THE PURCHASERS

                            NOTE PURCHASE AGREEMENT
                            -----------------------

          This NOTE PURCHASE AGREEMENT, dated as of April 9, 1999 (this "Agreement"), is made between ACUSON CORPORATION, a Delaware corporation (the "Company"), and each of the purchasers named in Schedule A to this Agreement and
                                                ----------
that are signatories to this Agreement (each an "Initial Purchaser" and collectively, the "Initial Purchasers"), acting severally and not jointly.

          The Company and the Initial Purchasers agree as follows:

                                   ARTICLE I

                      AUTHORIZATION AND ISSUANCE OF NOTES
                      -----------------------------------


          Section 1.1  Authorization of Notes.

          (a)  Series A Notes and Series B Notes. The Company will authorize the
               ---------------------------------
issue and sale of its senior unsecured promissory notes in one or more Series (each, a "Series") in an aggregate principal amount of $80,000,000, consisting of (i) the Series A Notes (as defined below), (ii) the Series B Notes (as defined below) and (iii) the Subsequent Notes (as defined below). The first such Series will consist of $71,000,000 aggregate principal amount of its 6.59% Series A Senior Unsecured Notes due April 8, 2006 (such notes, including all securities issued in exchange or replacement for any thereof being herein collectively called the "Series A Notes"). The second such Series will consist of $4,000,000 aggregate principal amount of its 6.39% Series B Senior Unsecured Notes due April 8, 2004 (such notes, including all securities issued in exchange or replacement for any thereof being herein collectively called "Series B Notes"). Each Series A Note shall be substantially in the form of Exhibit
                                                                  -------
1.1(a)(i) hereto, with such changes therefrom, if any, as may be approved by
---------
the Initial Purchasers and the Company and each Series B Note shall be substantially in the form of Exhibit 1.1(a)(ii) hereto, with such changes therefrom, if any, as may be approved by the Initial Purchasers and the Company.

          (b)  Subsequent Series.  Subsequent Series of promissory notes
               -----------------
(collectively, "Subsequent Notes") may be issued pursuant to Supplemental Note Purchase Agreement, as provided in Section 1.3(b) in an aggregate principal
                                   --------------
amount not to exceed $5,000,000 and shall (i) be identified as "Series C Notes";
(ii) shall be in the aggregate principal amount; (iii) shall be dated the date;
(iv) shall bear interest from such date at the rate per annum and at the frequency; (v) shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate; and (vi) shall be expressed to mature on the date, all as set forth in the Supplemental Note Purchase Agreement relating thereto and shall otherwise be substantially in the form attached hereto as Exhibit 1.1(b).
                            --------------

          (c)  Definitions and References.  The Series A Notes, the Series B
               --------------------------
Notes and the Subsequent Notes are herein sometimes collectively referred to as the "Notes". As used herein, the term "Notes" shall include each Note delivered pursuant to this Agreement at any Closing Date and each Note delivered in substitution or exchange for any such Note pursuant hereto. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a
                                            ----------
"Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

          Section 1.2  Authorized Denominations.  The Notes are issuable only
                       ------------------------
fully registered Notes in denominations of at least $1,000,000 (or the remaining balance thereof, if less than $1,000,000).

          Section 1.3  Sale and Purchase of Notes.
                       --------------------------
          (a)  Series A Notes and Series B Notes.  Subject to the terms and
               ---------------------------------
conditions herein set forth, the Company hereby agrees to sell to each Initial Purchaser and each Initial Purchaser agrees to purchase from the Company the aggregate principal amount of the Series A Notes or Series B Notes set opposite such Initial Purchaser's name in the Initial Purchaser Schedule attached hereto as Schedule A (the "Initial Purchaser Schedule") at 100% of the aggregate
   ----------
principal amount. The sale and purchase of the Series A Notes and Series B Notes shall take place at the offices of Winston & Strawn, 35 West Wacker, Chicago, Illinois 60601 at 10:00 a.m., Chicago time, at a closing (the "Initial Closing") on April 9, 1999, or such other date as shall be agreed upon by the Company and each Initial Purchaser. At the Initial Closing, the Company will deliver to each Initial Purchaser one or more Series A Notes or Series B Notes, as applicable, registered in such Initial Purchaser's name (or in the name of its nominee), evidencing the aggregate principal amount of Series A Notes or Series B Notes to be purchased by said Initial Purchaser and in the denomination or denominations specified with respect to such Initial Purchaser in the Initial Purchaser Schedule against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account on the date of the Initial Closing (the "Initial Closing Date") (as specified in a notice to each Initial Purchaser at least three Business Days prior to the Initial Closing
Date).

          (b)  Subsequent Notes.  At any time during the 365 day period
               ----------------
immediately following the Initial Closing Date, the Company and one or more Eligible Purchasers may enter into an agreement substantially in the form of the Supplemental Note Purchase Agreement attached hereto as Exhibit 1.3(b) (a
                                                        --------------
"Supplemental Note Purchase Agreement") in which, subject to the terms and conditions herein and therein set forth, the Company shall agree to sell to each such Eligible Purchaser named on the Supplemental Purchaser Schedule attached thereto (collectively, the "Supplemental Purchasers") and each such Supplemental Purchaser shall agree to purchase from the Company the aggregate principal amount of the Series of Subsequent Notes (which Series shall aggregate not less than $5,000,000) described in said Supplemental Note Purchase Agreement and set opposite such Supplemental Purchaser's name in the Supplemental Purchaser Schedule attached thereto (the "Supplemental Purchaser Schedule") at the price and otherwise under the terms set forth in said Supplemental Note Purchase Agreement. The sale and purchase of the Subsequent Notes of the Series described in said Supplemental Note Purchase Agreement will take place at the location, date and time set forth therein at a closing as shall be agreed upon by the Company and the respective Supplemental Note Purchasers (a "Supplemental Closing"). At such Supplemental Closing the Company will deliver to each such Supplemental Purchaser one or more Subsequent Notes of the Series to be purchased by said Supplemental Purchaser registered in such Supplemental Purchaser's name (or in the name of its nominee), evidencing the aggregate principal amount of Subsequent Notes of such Series to be purchased by said Supplemental Purchaser and in the denomination or denominations specified with respect to such Supplemental Purchaser in such Supplemental Purchaser Schedule against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account on the date of such Supplemental Closing (a "Supplemental Closing Date") (as specified in a notice to each such Supplemental Purchaser at least three Business Days prior to such Supplemental Closing Date).

          (c)  Several Purchase Obligations. The obligations of each Purchaser
               ----------------------------
to purchase its respective Notes are several and separate from the obligations of each other Purchaser and each Purchaser shall have no liability to any Person for the performance or non-performance by any other Purchaser hereunder, provided that it shall be a condition precedent to the obligation of any Purchaser to purchase its respective Notes that all of the other Purchasers shall have contemporaneously purchased their respective Notes as contemplated hereby (unless such condition shall have been waived by any Purchaser as to itself).

          (d)  Relief from Purchase Obligations. If at any Closing the Company
               --------------------------------
shall fail to tender such Notes to any Purchaser as provided above in this
Section 1.3, or any of the conditions specified in Article II shall not have
-----------
been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

                                  ARTICLE II

                              CLOSING CONDITIONS
                              ------------------

          The obligations of each Purchaser to purchase and pay for its respective Notes at a Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at such Closing, of the conditions set forth in
Section 1.3(c) and this Article.
--------------

          Section 2.1  Representations and Warranties.  The representations and
                       ------------------------------
warranties of the Company in this Agreement shall be correct when made and at the time of such Closing.

          Section 2.2  Performance; No Default.  The Company shall have
                       -----------------------
performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at such Closing and after giving effect to the issue and sale of the applicable Series of Notes (and the application of the proceeds thereof as contemplated by Section
                                                                         -------
3.14) no Default or Event of Default shall have occurred and be continuing.
-----

          Section 2.3  Compliance Certificates.
                       -----------------------

          (a)  Officer's Certificate.  The Company shall have delivered to
               ---------------------
each of such Purchasers (and the Initial Purchasers, in the case of a Supplemental Closing) an Officer's Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 2.1, 2.2 and
                                                     ------------  ---
2.9 have been fulfilled.
---

          (b)  Secretary's Certificate.  The Company shall have delivered to
               -----------------------
each of such Purchasers a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

          Section 2.4  Opinion of Company's Counsel.  Each of such Purchasers
                       ----------------------------
shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of such Closing from Cooley Godward LLP, counsel for the Company, covering the matters set forth in Exhibit 2.4 and covering such
                                               -----------
other matters incident to the transactions contemplated hereby as such Purchasers, or any of them, may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to each such Purchaser).

          Section 2.5  Opinions of Purchasers' Special Counsel. Each of such
                       ---------------------------------------
Purchasers shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of such Closing from Winston & Strawn, the Purchasers' special counsel in connection with such transactions, covering the matters set forth in Exhibit 2.5 and such other matters incident to such
                     -----------
transactions as the Purchasers, or any of them, may reasonably request.

          Section 2.6  Purchase Permitted By Applicable Law, etc.  On such
                       -----------------------------------------
Closing Date, such Purchaser's purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York
                                        ------------------
Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (iii) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any such Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as any such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

          Section 2.7  Payment of Special Counsel Fees.  Without limiting the
                       -------------------------------
provisions of Section 11.1, the Company shall have paid on or before such
              ------------
Closing the fees, charges and disbursements of such Purchaser's special counsel referred to in Section 2.5 to the extent reflected in a statement of such
               -----------
counsel rendered to the Company at least one Business Day prior to such Closing Date.

          Section 2.8  Private Placement Number.  A Private Placement number is
                       ------------------------
sued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the applicable Series of Notes.

          Section 2.9  Changes in Corporate Structure. Except as set forth on
                       ------------------------------
Schedule 2.9 of the Disclosure Letter, the Company shall not have been a party
------------
to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 3.5 of
                                                                ------------
the Disclosure Letter.

          Section 2.10  Proceedings and Documents.  All corporate and other
                        -------------------------
proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to each Purchaser, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as the Purchasers may reasonably request.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

          The Company represents and warrants to the Purchasers as follows:

          Section 3.1  Organization; Power and Authority.  The Company is a
                       ----------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

          Section 3.2  Authorization, etc.  This Agreement, the Supplemental
                       -------------------
Note Purchase Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company. At or prior to the Initial Closing, the Company will have duly executed and delivered each of this Agreement and the Series A Notes and the Series B Notes.

At or prior to each Subsequent Closing, the Company shall have duly executed and delivered each of the applicable Supplemental Note Purchase Agreement and the Series of Notes to be issued and sold pursuant thereto. This Agreement constitutes, and upon execution and delivery thereof each Supplemental Note Purchase Agreement and each Note shall constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          Section 3.3  Disclosure.  The Company, through its agent, ABN AMRO
                       ----------
Incorporated, has delivered to each Purchaser a copy of a Confidential Information Memorandum, dated February, 1999 (the "Memorandum"), relating to the transactions contemplated hereby. Except as disclosed in Schedule 3.3 of the
                                                         ------------
Disclosure Letter or the Memorandum, the documents, certificates or other writings identified in Schedule 3.3 of the Disclosure Letter and the financial
                       ------------
statements listed in Schedule 3.5 of the Disclosure Letter, taken as a whole,
                     ------------
do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 3.3 of the Disclosure Letter,
                                        ------------
or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 3.5 of the Disclosure Letter,
                                         ------------
since December 31, 1998, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

          Section 3.4  Organization and Ownership of Shares of Subsidiaries.
                       ----------------------------------------------------

          (a)  Schedule 3.4 of the Disclosure Letter is (except as noted
               ------------
therein) a complete and correct list of the Subsidiaries and joint ventures, showing, as to each such Subsidiary and joint venture, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each such Subsidiary and joint venture.

          (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 3.4 of the Disclosure Letter as
                                      ------------
being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 3.4 of
                                                             ------------
the Disclosure Letter).

          (c)  Each Subsidiary identified in Schedule 3.4 of the Disclosure
                                             ------------
Letter is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

          (d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 3.4 of the Disclosure Letter and customary limitations imposed by
   ------------
corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

          Section 3.5  Financial Statements.  The Company has delivered to
                       --------------------
each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 3.5 of the Disclosure Letter. All of said
                       ------------
financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

          Section 3.6  Compliance with Laws, Other Instruments, etc.  The
                       --------------------------------------------
execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Restricted Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, partnership agreement, partnership charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Restricted Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

          Section 3.7  Governmental Authorizations, etc.  No consent, approval
                       ---------------------------------
or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

          Section 3.8  Litigation; Observance of Statutes and Orders.
                       ---------------------------------------------

          (a)  Except as disclosed in Schedule 3.8 of the Disclosure Letter,
                                      ------------
there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          (b) Neither the Company nor any Subsidiary is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          Section 3.9  Taxes.  The Company has, at all times during its
                       -----
existence, been and is taxable as a corporation for federal and state income tax purposes. The Company and each Subsidiary have filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. All taxes which the Company is required by law to withhold and collect have been duly withheld and collected, and have been paid over, in a timely manner, to the proper Authorities to the extent due and payable, except for any taxes in an amount that is not individually or in the aggregate Material. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1993.

          Section 3.10   Leases; Title to Property.  All Material leases are
                         -------------------------
valid and subsisting and are in full force and effect in all material respects. The Company and each Restricted Subsidiary have good and sufficient title to their respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 3.5 or purported
                                                     -----------
to have been acquired by the Company or any Restricted Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens, except for:

          (a) Liens disclosed on Schedule 3.10 of the Disclosure Letter
                                 -------------
securing Debt outstanding at the Initial Closing;

          (b) deposits under workers' compensation, employment insurance and social security laws in the ordinary course of business;

          (c) deposits to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases or to secure indemnity, performance or other similar bonds in the ordinary course of business;

          (d)  judgment liens, provided, that such Liens do not constitute an
                               --------
Event of Default under Section 9.1(i);
                       --------------

          (e) rights of vendors or lessors under conditional sale agreements, Capital Leases or other title retention agreements, provided, that in each case,
                                                    --------
(i) such rights do not extend to any property other than the acquired property and (ii) such rights do not secure any Indebtedness other than such Indebtedness incurred in connection with the acquisition of such property;

          (f)  Liens securing Debt permitted hereunder, provided, that in each
                                                        --------
case, such Lien (i) covers only those assets, the acquisition of which was financed by such permitted Debt, and (ii) secures only such permitted Debt;

          (g) other Liens (other than any Lien imposed by ERISA) which are incidental to the normal conduct of the business of the Company or any Restricted Subsidiary or the ownership of its property which are not incurred in connection with the incurrence of Indebtedness and which do not in the aggregate materially impair the use of such property in the operation of the business of the Company or such Restricted Subsidiary or the value of such property for the purposes of such business and which, with respect to payments required pursuant to Sections 7.1 and 7.4, secure sums not yet due and payable;
   ------------     ---

          (h) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, provided that such Liens do not,
                                               --------
in the aggregate, materially detract from the value of such property;

          (i) with respect to Supplemental Closings, Liens given in connection with property acquired or constructed after the Initial Closing Date, provided that such Liens attach only to such after-acquired property and the Debt secured by such Liens would not then exceed the lesser of the total purchase price or fair market value of the property at the time of such acquisition;

          (j) Liens upon the assets of any person existing at the time such person is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of its acquisition by the Company or a Restricted Subsidiary or its becoming a Restricted Subsidiary, provided that such Liens do not spread to any other asset owned by the Company or any Restricted Subsidiary;

          (k) Liens upon the assets or stock of the Company or any Restricted Subsidiary in favor of the Company and/or any other Restricted Subsidiary;

          (l) the extension, renewal or replacement of any Lien permitted by the preceding clauses (a) through (k) in respect of the same property theretofore subject thereto or the extension, renewal or replacement of such property (without increase of the principal amount of the Debt so secured); and

          (m) additional Liens, exclusive of the Liens permitted by the preceding clauses (a) through (l) above, provided that the sum of (i) Debt
                                         --------
secured by such additional Liens pursuant to this clause (m) plus (ii) Restricted Subsidiary Debt pursuant to Section 8.7 shall not at any time
                                       -----------
exceed an amount equal to twenty percent (20%) of Consolidated Adjusted Net
Worth.

          Section 3.11   Licenses, Permits, etc.  Except as disclosed in
                         ----------------------
Schedule 3.11 of the Disclosure Letter, the Company and each Restricted
-------------
Subsidiary own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

          Section 3.12   Compliance with ERISA.
                         ---------------------

          (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or
                     ---------
condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

          (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, if applicable, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

          (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

          (d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B
                                                              -------------
of the Code) of the Company and its Subsidiaries is not Material.

          (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 3.12(e) is made in
                                             ---------------
reliance upon and subject to (i) the accuracy of each Purchaser's representation in Section 4.2 as to the sources of the funds to be used to pay
                  -----------
the purchase price of the Notes to be purchased by such Purchaser and (ii) the assumption, made solely for the purpose of making such representation, that Department of Labor Interpretive Bulletin 75-2 with respect to prohibited transactions remains valid in the circumstances of the transactions contemplated herein.

          Section 3.13   Private Offering by the Company.  Neither the Company
                         -------------------------------
nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 55 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of
Section 5 of the Securities Act.
---------

          Section 3.14   Use of Proceeds; Margin Regulations.  The Company
                         ----------------------------------
represents, warrants, covenants and agrees that the proceeds of the sale of the Notes will be used by the Company for the purpose of refinancing outstanding Debt of the Company and for other working capital and general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12

CFR 220). As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

          Section 3.15   Existing Indebtedness.  The Notes will rank pari passu
                         ---------------------                       ---- -----
with the other senior unsecured Indebtedness of the Company. Except as described therein, Schedule 3.15 of the Disclosure Letter sets forth a complete and
         -------------
correct list of all outstanding Indebtedness of the Company and its Restricted Subsidiaries as of December 31, 1998, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Restricted Subsidiaries. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Restricted Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Restricted Subsidiary the outstanding principal amount of which exceeds $25,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

          Section 3.16   Foreign Assets Control Regulations, etc.  Neither the
                         ---------------------------------------
sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

          Section 3.17   Status under Certain Statutes.  Neither the Company
                         -----------------------------
nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

          Section 3.18   Maintenance of Properties.  The Company has and each
                         -------------------------
of its Restricted Subsidiaries has maintained and kept their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith has been properly conducted at all times.

          Section 3.19   Insurance.  The Company has and each of its Restricted
                         ---------
Subsidiaries has maintained, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities engaged in the same or a similar business and similarly situated.

          Section 3.20   Business of the Company and Restricted Subsidiaries.
                         ---------------------------------------------------
The Company and each Restricted Subsidiary are primarily engaged in the business of the manufacture, sale and service of medical diagnostic and treatment products.

          Section 3.21   Environmental Matters.  Neither the Company nor any
                         ---------------------
Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed in Schedule 3.21 of the Disclosure
                                                 -------------
Letter:

          (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

          (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws, in each case, in any manner that could reasonably be expected to result in a Material Adverse Effect; and

          (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

          Section 3.22   Domestic Restricted Subsidiaries.  As of the Closing
                         --------------------------------
Date, none Acuson International Sales Corporation, a California corporation, Acuson Worldwide Sales Ltd., a California corporation, or Sound Technology, Inc., a Pennsylvania corporation, being all of the domestic Restricted Subsidiaries of the Company, individually, owns more than two percent (2.0%) of the assets of the Company on a consolidated basis, and, collectively, such Restricted Subsidiaries do not own more than three percent (3%) of the assets of the Company on a consolidated basis.

                                  ARTICLE IV

                         REPRESENTATIONS OF PURCHASER
                         ----------------------------

          Section 4.1  Purchase for Investment.  Each Purchaser, severally and
                       -----------------------
not jointly, represents that such Purchaser is purchasing the Notes to be purchased by it hereunder for such Purchaser's own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided
                                                                        --------
that the disposition of such Purchaser's property shall at all times be within such Purchaser's control. Each Purchaser understands that its respective Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register such Notes.

          Section 4.2  Source of Funds.  Each Purchaser, severally and not
                       ---------------
jointly, that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

          (a) the source is an "insurance company general account", as such term is defined in Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995), and there is no plan with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such plan and all other plans maintained by the same employer (and affiliates thereof as defined in section V(a) (1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with PTE 95-60) exceeds or will exceed 10% of the total of all reserves and liabilities of such general account (determined in accordance with PTE 95-60, exclusive of separate account liabilities, plus any applicable surplus) as of the date of the Closing; or

          (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of
Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee
---------------
organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM
                                              ------------
Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

          (d)  the Source is a governmental plan; or

          (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph
(e); or

          (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 4.2, the terms "employee benefit plan", "governmental
                -----------
plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.
                                   ---------

                                   ARTICLE V

                            PREPAYMENT OF THE NOTES
                            -----------------------

          The Notes shall be subject to prepayment only (i) pursuant to the required prepayments specified in Section 5.1 (with respect to the Series A
                                  -----------
Notes and Series B Notes) or the applicable Supplemental Note Purchase Agreement (with respect to each Series of Subsequent Notes) and (ii) pursuant to the optional prepayments permitted by Section 5.2 (with respect to all Notes
                                  -----------
without regard to Series).

          Section 5.1  Required Prepayments.
                       --------------------

          (a)  Series A Notes. On April 8, 2002 and on each April 8, thereafter
               --------------
to and including April 8, 2006, the Company will prepay $14,200,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series A Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to
         --------
Section 5.2 or purchase of the Notes permitted by Section 5.5, the principal
-----------                                       -----------
amount of each required prepayment of the Series A Notes becoming due under this Section 5.1 on and after the date of such prepayment or purchase shall be
     -----------
reduced in the same proportion as the aggregate unpaid principal amount of the Series A Notes is reduced as a result of such prepayment or purchase.

          (b)  Series B Notes. On April 8, 2000 and on each April 8, thereafter
               --------------
to and including April 8, 2004, the Company will prepay $800,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series B Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to
         --------
Section 5.2 or purchase of the Notes permitted by Section 5.5, the principal
-----------                                       -----------
amount of each required prepayment of the Series B Notes becoming due under this
Section 5.1 on and after the date of such prepayment or purchase shall be
-----------
reduced in the same proportion as the aggregate unpaid principal amount of the Series B Notes is reduced as a result of such prepayment or purchase.

          Section 5.2  Optional Prepayments with Make-Whole Amount. The Company
                       -------------------------------------------
may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, at 100% of the principal amount so prepaid, and accrued interest thereon to the date of prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company shall give each holder of Notes written notice of each optional prepayment under this Section 5.2 not less than 30 days and not more
                               -----------
than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 5.3), and the interest to be paid on the
                               -----------
prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

          Section 5.3  Allocation of Partial Prepayments.  In the case of each
                       ---------------------------------
partial prepayment of the Notes of any Series, the principal amount of the Notes of such Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of Notes of such Series not theretofore called for prepayment; provided, that any optional prepayment by Company with
                       --------
respect to any Series under Section 5.2 shall not require pro rata prepayment
                            -----------
with respect to any other Series.

          Section 5.4  Maturity; Surrender, etc. In the case of each
                       ------------------------
prepayment of Notes pursuant to this Article V, the principal amount of each
                                     ---------
Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and canceled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

          Section 5.5  Purchase of Notes. The Company shall not and shall not
                       -----------------
permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company shall promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

          Section 5.6  Make-Whole Amount.  The term "Make-Whole Amount" means,
                       -----------------
with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that
                                                                 --------
the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 5.2 or has become or is
                                            -----------
declared to be immediately due and payable pursuant to Section 9.2, as the
                                                       -----------
context requires.

          "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the lesser of (a) the interest rate on the applicable Series of Notes and (b) the sum of (i) 50 basis points plus (ii) the Reinvestment Yield with respect to
                           ----
such Called Principal.

          "Reinvestment Yield" means, with respect to the Called Principal of any Note, the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 500" on the Telerate Access Service (or such other display as may replace Page 500 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

          "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date
                    --------
on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment shall be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 5.2 or 9.2.
                                    -----------    ---

          "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
Section 5.2 or has become or is declared to be immediately due and payable
-----------
pursuant to Section 9.2, as the context requires.
            -----------

                                  ARTICLE VI

                               PAYMENTS ON NOTES
                               -----------------

          Section 6.1  Payment of Interest.  The Series A Notes shall bear
                       -------------------
interest at the rate of 6.59% per annum and the Series B Notes shall bear interest at the rate of 6.39% per annum. Each Series of Subsequent Notes shall bear interest as provided in, and on the dates set forth on, the applicable Supplemental Note Purchase Agreement pursuant to which such Series is issued. Interest on all of the Notes shall accrue on the unpaid principal thereof from the date of the Closing with respect thereto. Interest on the Series A Notes and Series B Notes shall be payable in arrears quarterly on each April 8, July 8, October 8 and January 8, commencing July 8, 1999, and at maturity, and shall be computed on the basis of a 360-day year of twelve 30-day months. No provision of this Agreement or of any Note shall require the payment or permit the collection of interest in excess of the maximum which is permitted by law. If any such excess interest is provided for herein or in any Note, or shall be adjudicated to be so provided for, then the Company shall not be obligated to pay such interest in excess of the maximum permitted by law, and the right to demand payment of any such excess interest is hereby waived, any other provisions in this Agreement or in any Note to the contrary notwithstanding.

          Section 6.2  Payment of Principal.  Principal of the Notes shall be
                       --------------------
payable at maturity and as otherwise provided in Article V, Article IX and the applicable Supplemental Note Purchase Agreement.

          Section 6.3  Place of Payment.  Subject to Section 6.4, payments of
                       ----------------              -----------
principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Mountain View, California at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

          Section 6.4  Home Office Payment.  So long as a Purchaser or a
                       -------------------
Purchaser's nominee shall be the holder of any Note, and notwithstanding anything contained in Section 6.3 or in such Note to the contrary, the Company
                      -----------
shall pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser's name in the Initial Purchaser Schedule or the applicable Supplemental Purchaser Schedule, as applicable, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 6.3.
                                               -----------
Prior to any sale or other disposition of any Note held by a Purchaser or a Purchaser's nominee such Purchaser will, at such Purchaser's election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 10.2. The Company shall afford the
                                    ------------
benefits of this Section 6.4 to any Institutional Investor that is the direct
                 -----------
or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 6.4.
                           -----------

                                  ARTICLE VII

                       AFFIRMATIVE COVENANTS OF COMPANY
                       --------------------------------

          The Company covenants that so long as any of the Notes are outstanding:

          Section 7.1  Compliance with Law.  The Company shall and shall cause
                       -------------------
each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws and ERISA, and shall obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

          Section 7.2  Insurance.  The Company shall and shall cause each of its
                       ---------
Restricted Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities engaged in the same or a similar business and similarly situated.

          Section 7.3  Maintenance of Properties.  The Company shall and shall
                       -------------------------
cause each of its Restricted Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that
                                                                   --------
this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Restricted Subsidiaries taken as a whole.

          Section 7.4  Payment of Taxes.  The Company shall and shall cause
                       ----------------
each of its Subsidiaries to file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax or
--------
assessment if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate would not reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Company and its Subsidiaries taken as a whole.

          Section 7.5  Corporate Existence, etc.  The Company shall at all
                       ------------------------
times preserve and keep in full force and effect its corporate existence. Subject to Sections 8.2 and 8.3, the Company shall at all times preserve and
           --------  ---     ---
keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

          Section 7.6  Financial and Business Information.  The Company shall
                       ----------------------------------
deliver to each holder of Notes that is an Institutional Investor:

          (a)  Quarterly Statements -- within 60 days after the end of each
               --------------------
quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

               (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

               (ii) consolidated statements of income and changes in shareholders' equity of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from normal year-end adjustments; provided, that the delivery within the time period
                      --------
     specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.6(a);
                          --------------

          (b)  Annual Statements -- within 120 days after the end of each
               -----------------
fiscal year of the Company, duplicate copies of,

               (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year;

               (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year, prepared in accordance with GAAP;

     setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; provided, that the
                                        --------
     delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's Annual Report to Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.6(b);
                                                --------------

          (c)  SEC and Other Reports -- promptly upon their becoming available,
               ---------------------
 one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

          (d)  Notice of Default or Event of Default -- promptly, and in any
               -------------------------------------
event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (e) ERISA Matters -- promptly, and in any event within five days
              -------------
after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

               (iii) with respect to any Plan, any reportable event, as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

          (iv) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

          (v) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect; and

          (f)  Requested Information -- with reasonable promptness, such other
               ---------------------
data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Restricted Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

          Section 7.7  Officer's Certificate.  Each set of financial statements
                       ---------------------
delivered to a holder of Notes pursuant to Section 7.6(a) or Section 7.6(b)
                                           --------------   ---------------
hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

          (a)  Covenant Compliance -- the information (including detailed
               -------------------
calculations)required in order to establish whether the Company was in compliance with the requirements of Sections 8.3, 8.4, 8.5, 8.6, 8.7 and
                                    --------------------------------
8.8 during the quarterly or annual period covered by the statements then being
---
furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

          (b)  Event of Default -- a statement that such officer has reviewed
               ----------------
the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Restricted Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Restricted Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

          Section 7.8  Inspection. The Company shall permit the representatives
                       ----------
of each holder of Notes that is an Institutional Investor:

          (a)  No Default -- if no Default or Event of Default then exists, at
               ----------
the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with the Company's officers, and, with the consent of the Company (which consent shall not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

          (b)  Default -- if a Default or Event of Default then exists, at the
               -------
expense of the Company to visit and inspect any of the offices or properties of the Company or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries), all at such times and as often as may be requested.

          Section 7.9  Nature of Business.  Neither the Company nor any
                       ------------------
Restricted Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its Restricted Subsidiaries would be substantially changed from the general nature of the business engaged in by the Company and its Restricted Subsidiaries on the date of this Agreement.

          Section 7.10  Auditor's Compliance Certificate.  Each set of financial
                        --------------------------------
statements delivered to a holder of Notes pursuant to Section 7.6(b) hereof
                                                       --------------
shall be accompanied by a certificate of independent certified public accountants of recognized national standing, which certificate shall state that the Company was in compliance with the requirements of Sections 8.3, 8.4,
                                                            ------------  ---
8.5, 8.6, 8.7 and 8.8 during the annual period covered by the certificate then
---  ---  ---     ---
being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence).

                                 ARTICLE VIII


                         NEGATIVE COVENANTS OF COMPANY
                         -----------------------------

          The Company covenants that so long as any of the Notes are outstanding:

          Section 8.1  Transactions with Affiliates. The Company shall not and
                       ----------------------------
shall not permit any Restricted Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

          Section 8.2  Merger, Consolidation, etc.  The Company shall not and
                       ---------------------------
shall not permit any Restricted Subsidiary to consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

          (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the

Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, each Supplemental Note Purchase Agreement and the Notes; and

          (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing and such entity would be permitted to incur at least $1.00 of additional Debt under the limitations of
Section 8.5; provided, however, that (i) any Person may consolidate or merge
-----------  --------
with the Company or any Wholly-Owned Restricted Subsidiary if the Company or such Wholly-Owned Restricted Subsidiary, respectively, shall be the surviving corporation; (ii) any Restricted Subsidiary may consolidate with or merge with the Company or with any other of the Company's indirectly or directly Wholly-Owned Restricted Subsidiaries; and (iii) any Non-Wholly-Owned Restricted Subsidiary may consolidate or merge with any other Non-Wholly-Owned Restricted Subsidiary. No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 8.2 from its liability under this Agreement or the
                   -----------
Notes.

          Section 8.3  Limitation on Sale of Assets.  The Company shall not,
                       ----------------------------
and shall not permit any of its Restricted Subsidiaries to, sell, lease, transfer, or otherwise dispose of assets (including, but not limited to, the sale of receivables and sale/leaseback transactions) or the stock of Restricted Subsidiaries, other than in the ordinary course of business, unless no Default or Event of Default shall have occurred and be continuing and the aggregate net book value of such disposed assets does not exceed 10% of consolidated total assets in any one year and 30% of consolidated total assets on a cumulative basis over the life of the Notes; provided, however, that notwithstanding the above, the Company and its Restricted Subsidiaries may sell, lease, transfer or otherwise dispose of assets in excess of such annual and aggregate limitations provided that the excess proceeds are used (i) to purchase, or commit to purchase, other assets useful in the Company's business of at least equivalent value within one year; or (ii) to repay senior Debt.

          Section 8.4  Maintenance of Consolidated Adjusted Net Worth.  The
                       ----------------------------------------------
Company shall not permit its Consolidated Adjusted Net Worth at any time to be less than 75% of its Consolidated Adjusted Net Worth as of April 3, 1999 plus 25% of cumulative Net Income (but only if a positive number) of the Company from April 3, 1999 to the end of the most recently completed fiscal quarter.

          Section 8.5  Limitation on the Incurrence of Debt.  The Company shall
                       ------------------------------------
not incur additional Debt unless as of the date of incurrence of any additional Debt and after giving effect thereto, the ratio of Debt to Total Capitalization shall be less than fifty-five percent (55%).

   Section 8.6  Limitation on Liens. The Company shall not, and shall not
                -------------------
permit any of its Restricted Subsidiaries to, create, assume, or suffer to exist any Lien on any asset now owned or hereafter acquired, except:

        (i) Liens securing Debt outstanding at the date of the Initial Closing and disclosed to the Purchasers;

        (ii) deposits under workers' compensation, employment insurance and social security laws in the ordinary course of business;

        (iii) deposits to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases or to secure indemnity, performance or other similar bonds in the ordinary course of business;

        (iv)  judgment liens, provided, that such Liens do not constitute an
                             --------
Event of Default under Section 9.1(i);
                       --------------

        (v) rights of vendors or lessors under conditional sale agreements, Capital Leases or other title retention agreements, provided, that in each case,
                                                    --------
(i) such rights do not extend to any property other than the acquired property and (ii) such rights do not secure any Indebtedness other than such Indebtedness incurred in connection with the acquisition of such property;

        (vi)  Liens securing Debt permitted hereunder, provided, that in each
                                                       --------
case, such Lien (a) covers only those assets, the acquisition of which was financed by such permitted Debt, and (b) secures only such permitted Debt;

        (vii) other Liens (other than any Lien imposed by ERISA) which are incidental to the normal conduct of the business of the Company or any Restricted Subsidiary or the ownership of its property which are not incurred in connection with the incurrence of Indebtedness and which do not in the aggregate materially impair the use of such property in the operation of the business of the Company or such Restricted Subsidiary or the value of such property for the purposes of such business and which, with respect to payments required pursuant to Sections 7.1 and 7.4, secure sums not yet due and payable;
   -------- ---     ---

        (viii) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries, provided that such Liens do not,
                                               --------
in the aggregate, materially detract from the value of such property;

        (ix) Liens given in connection with property acquired or constructed after the Initial Closing Date, provided that such Liens attach only to such after-acquired property and the Debt secured by such Liens would not then exceed the lesser of the total purchase price or fair market value of the property at the time of such acquisition and the aggregate principal amount of all Debt secured by such Liens shall be permitted by the limitations set forth in Section 8.5;
                                                   -----------

        (x) Liens upon the assets of any Person existing at the time such person is merged into or consolidated with the Company or any Restricted Subsidiary or at the time of its acquisition by the Company or any Restricted Subsidiary or its becoming a Restricted Subsidiary, provided that (a) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person becoming a Subsidiary or such acquisition of property and (b) such Liens do not spread to any other asset owned by the Company or any Restricted Subsidiary;

        (xi) Liens upon the assets or stock of the Company or any Restricted Subsidiary in favor of the Company and/or any other Restricted Subsidiary;

        (xii) the extension, renewal or replacement of any Lien permitted by the preceding clauses (i) through (xi) in respect of the same property theretofore subject thereto or the extension, renewal or replacement of such property (without increase of the principal amount of the Debt so secured); and

        (xiii) additional Liens, exclusive of the Liens permitted by the preceding clauses (i) through (xii) above, provided that the sum of (a) Debt
                                           --------
secured by such additional Liens pursuant to this clause (xiii) plus (b) Restricted Subsidiary Debt pursuant to Section 8.7 shall not at any time exceed
                                       -----------
an amount equal to twenty percent (20%) of Consolidated Adjusted Net Worth.

  Section 8.7  Limitation of Restricted Subsidiary Debt.  The Company shall not
               ----------------------------------------
permit any Restricted Subsidiary to become liable for any Debt, except Debt owing to the Company or another Restricted Subsidiary, if, immediately after giving effect thereto, the sum of (i) such Restricted Subsidiary Debt plus (ii) the Company's consolidated Debt (without duplication) subject to Liens pursuant to Section 8.6(xiii), would exceed twenty percent (20%) of Consolidated Adjusted
   -----------------
Net Worth.

  Section 8.8  Fixed Charge Coverage.  The Company shall not permit the ratio of
               ---------------------
Income Available for Fixed Charges to Fixed Charges, in each case computed on a rolling four quarters basis, to be less than 2.0 to 1.0.

                                  ARTICLE IX

                        EVENTS OF DEFAULT AND REMEDIES
                        ------------------------------

  Section 9.1  Events of Default.  An "Event of Default" shall exist if any of
               -----------------
yhe following conditions or events shall occur and be continuing:

     (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

     (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

     (c) the Company defaults in the performance of or compliance with any term contained in Sections 8.3, 8.4, 8.5, 8.6, 8.7 or 8.8; or
             ---------------------------------------

     (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and
(c) of this Section 9.1) or in any Supplemental Note Purchase Agreement and
            -----------
such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 9.1); or
                                      -----------

     (e) any representation or warranty made in writing by or on behalf of the Company or any Restricted Subsidiary or by any officer of the Company or Restricted Subsidiary in this Agreement, any Supplemental Note Purchase Agreement or in any writing furnished in connection with the transactions contemplated hereby (including in the Disclosure Letter) proves to have been false or incorrect in any respect material to the Company and its Restricted Subsidiaries taken as a whole on the date as of which made; or

     (f) (i) the Company or any Restricted Subsidiary is in default (as principal or guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

        (g) the Company or any Material Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes action for the purpose of any of the foregoing; or

        (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Material Restricted Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Material Restricted Subsidiaries, or any such petition shall be filed against the Company or any of its Material Restricted Subsidiaries and such petition shall not be dismissed within 60 days; or

        (i) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against one or more of the Company and its Restricted Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

        (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a
                                        ------------
trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,
(iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with
   -------------------
Title IV of ERISA, shall exceed $250,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Restricted Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect.

As used in Section 9.1(j), the terms "employee benefit plan" and "employee
           --------------
welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.
   ---------

     Section 9.2  Acceleration.
                  ------------
     (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 9.1 (other than an Event of Default described in
                        -----------
clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

     (b) If any other Event of Default has occurred and is continuing, any holder or holders of at least 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

     (c)  If any Event of Default described in paragraph (a) or (b) of Section
                                                                       -------
9.1 has occurred and is continuing, any holder or holders of Notes at the time
---
outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Notes becoming due and payable under this Section 9.2, whether
                                                        -----------
automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

      Section 9.3  Other Remedies.  If any Default or Event of Default has
                   --------------
occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 9.2, the holder of
                                                     -----------
any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

     Section 9.4  Rescission.  At any time after any Notes have been declared
                  ----------
due and payable pursuant to clause (b) or (c) of Section 9.2, the holders of not
                                                 -----------
less than 51% in
principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 11.4, and (c) no judgment or decree has
                             ------------
been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 9.4 shall extend to or affect any
                                       -----------
subsequent Event of Default or Default or impair any right consequent thereon.

     Section 9.5  No Waivers or Election of Remedies, Expenses, etc.  No course
                  --------------------------------------------------
of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 11.1, the Company shall
                                              ------------
pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Article IX, including, without limitation,
                                     ----------
reasonable attorneys' fees, expenses and disbursements.

                                   ARTICLE X

                 REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES
                 ---------------------------------------------

     Section 10.1  Registration of Notes.  The Company shall keep at its
                   ---------------------
principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

     Section 10.2  Transfer and Exchange of Notes.  Upon surrender of any Note
                   ------------------------------
at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes of the same Series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of either Exhibit 1(a)(i), Exhibit 1.1(a)(ii) or Exhibit 1(b), as
                   ---------------  ------------------    ------------
appropriate. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if
                                                      --------
necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in
Section 4.2.
-----------

     Section 10.3  Replacement of Notes.  Upon receipt by the Company of
                   --------------------
evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

     (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a
                    --------
nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

     (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

                                  ARTICLE XI

                                 MISCELLANEOUS
                                 -------------

     Section 11.1  Transaction Expenses.  Whether or not the transactions
                   --------------------
contemplated hereby are consummated, the Company shall pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation:
(a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Restricted Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company shall pay, and shall save the Purchasers and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by the Purchasers).

     Section 11.2  Survival.    The obligations of the Company under Sections
                   --------                                          --------
11.1 shall survive the payment or transfer of any Note, the enforcement,
----
amendment or waiver of any provision of this Agreement or any Supplemental Note Purchase Agreement or the Notes, and the termination of this Agreement or any Supplemental Note Purchase Agreement.

     Section 11.3  Survival of Representations and Warranties; Entire Agreement.
                   ------------------------------------------------------------
All representations and warranties contained herein or in any Supplemental Note Purchase Agreement shall survive the execution and delivery of this Agreement or any Supplemental Note Purchase Agreement and the Notes, the purchase or transfer by the Purchasers of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of the Purchasers or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement (including in any Supplemental Note Purchase Agreement) shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

     Section 11.4  Amendment and Waiver.
                   --------------------
     (a)  Requirements.  This Agreement and the Notes may be amended, and the
          ------------
observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Article I, II, III, or IV or Section 11.8 hereof, or any
                     -------------------    --    ------- ----
defined term (as it is used therein), shall be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Article IX
                                                               ----------
relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Article V or Sections 9.1(a), 9.1(b), 9.2, 9.3, 9.4, 9.5,
                   ---------    --------------------------------------------
11.4 or 11.7.
----    ----

     (b)  Solicitation of Holders of Notes.

          (i)  Solicitation.  The Company shall provide each holder of the Notes
               ------------
(irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company shall deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 11.4 to each holder of outstanding Notes promptly following the
        ------------
date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

          (ii) Payment.  The Company shall not directly or indirectly pay or
               -------
cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

     (c)  Binding Effect, etc.  Any amendment or waiver consented to as provided
          -------------------
in this Section 11.4 applies equally to all holders of Notes and is binding
        ------------
upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     (d)  Notes held by Company, etc.  Solely for the purpose of determining
          ---------------------------
whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

     Section 11.5  Notices.  All notices and communications provided for
                   -------
hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

          (i) if to any of the Purchasers or any of the Purchasers' nominee, to such Purchaser or such nominee at the address specified for such communications in the Initial Purchaser Schedule or Subsequent Purchaser Schedule, as applicable, or at such other address as such Purchaser or such nominee shall have specified to the Company in writing,

          (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

          (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Treasurer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 11.5 shall be deemed given only when actually
                   ------------
received.

     Section 11.6  Reproduction of Documents.  This Agreement and all documents
                   -------------------------
relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Purchasers at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to the Purchasers, may be reproduced by the Purchasers by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and the Purchasers may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Purchasers in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.
This Section 11.6 shall not prohibit the Company or any other holder of Notes
     ------------
from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

     Section 11.7  Confidential Information.  For the purposes of this Section
                   ------------------------                            -------
11.7,"Confidential Information" means information delivered to any Purchaser by
----
or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by any Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not
                                               --------
include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.7 that are
                                                       -----------
otherwise publicly available. Each of the Purchasers shall maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided
                                                                       --------
that each of the Purchasers may deliver or disclose Confidential Information to
(i) such Purchaser's directors, officers, employees, agents, attorneys and affiliates, (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 11.7, (iii) any other holder of any Note, (iv) any
                  ------------
Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 11.7), (v) any Person from which such Purchaser
                   ------------
offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 11.7), (vi) any federal or state regulatory authority
                   ------------
having jurisdiction over the Purchasers, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to the Purchasers, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which the Purchasers are a party or (z) if an Event of Default has occurred and is continuing, to the extent the Purchasers may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Purchasers' Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, shall be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 11.7 as though it were a party to this Agreement.
                     ------------
On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder shall enter into an agreement with the Company embodying the provisions of this Section 11.7.
                                                  -------------

          Section 11.8  Substitution of Purchaser.  Each of the Purchasers
                        -------------------------
shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Article IV. Upon receipt
                                                       ----------
of such notice, wherever the word "the Purchaser(s)" is used in this Agreement (other than in this Section 11.8), such word shall be deemed to refer to such
                    ------------
Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to the Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "the Purchasers" is used in this Agreement (other than in this Section 11.8), such word shall no longer
                                      ------------
be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

       Section 11.9  Successors and Assigns.  All covenants and other agreements
                     ----------------------
contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

       Section 11.10  Payments Due on Non-Business Days.  Anything in this
                      ---------------------------------
Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

       Section 11.11  Severability.  Any provision of this Agreement that is
                      ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

       Section 11.12  Construction.  Each covenant contained herein shall be
                      ------------
construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

       Section 11.13  Counterparts.  This Agreement may be executed in any
                      ------------
number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

       Section 11.14  Governing Law.  This Agreement shall be construed and
                      -------------
enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                            [Signature pages follow]

          IN WITNESS WHEREOF, the Company and the Initial Purchasers have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                              ACUSON CORPORATION

                              By:___________________________________________
                                    Name:
                                    Title:

                              THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

                              By:___________________________________________
                                    Name:
                                    Title:

                              MONY LIFE INSURANCE COMPANY OF AMERICA

                              By:___________________________________________
                                    Name:
                                    Title:

                              PACIFIC LIFE INSURANCE COMPANY

                              By:___________________________________________
                                    Name:
                                    Title:

                              NORTHERN LIFE INSURANCE COMPANY

                              By:___________________________________________
                                    Name:
                                    Title:

                              RELIASTAR LIFE INSURANCE COMPANY

                              By:___________________________________________
                                    Name:
                                    Title:

                              SECURITY CONNECTICUT LIFE INSURANCE
                              COMPANY

                              By:___________________________________________
                                    Name:
                                    Title:

                              AMERICAN UNITED LIFE INSURANCE COMPANY

                              By:___________________________________________
                                    Name:
                                    Title:

                              NATIONWIDE LIFE INSURANCE COMPANY

                              By:___________________________________________
                                    Name:
                                    Title:

                              NATIONWIDE LIFE AND ANNUITY
                              INSURANCE COMPANY

                              By:___________________________________________
                                    Name:
                                    Title:

                              ALLIED LIFE INSURANCE COMPANY B

                              By:___________________________________________
                                    Name:
                                    Title:

                              MODERN WOODMEN OF AMERICA

                              By:___________________________________________
                                    Name:
                                    Title:

                              PROVIDENT MUTUAL LIFE INSURANCE COMPANY

                              By:___________________________________________
                                    Name:
                                    Title:

                              PROVIDENTMUTUAL LIFE & ANNUITY COMPANY OF AMERICA

                              By:___________________________________________
                                    Name:
                                    Title:

                                                                      SCHEDULE A
                                                                      ----------

                   INFORMATION RELATING TO INITIAL PURCHASERS

                                              Principal Amount of
Name and Address of Initial Purchaser               Notes
-------------------------------------            to be Purchased
                                             -------------------

THE GUARDIAN LIFE INSURANCE                 Series A  $20,000,000
COMPANY OF AMERICA (Cudd & Co.-Nominee)

 (1) All payments by wire transfer
     of immediately available funds to:

     The Chase Manhattan Bank
     ABA No.: 021-000-021
     CHASE/NYC/CTR/BNF
     Acct. No.: 900-9-000200
     Reference Acct. No.: G05978 The Guardian
     PPN:  00511# AA 6

     with sufficient information
     to identify the source and
     application of such funds.

 (2) All notices of payments and
     written confirmations of such
     wire transfers:

     The Guardian Life Insurance Company of America
     201 Park Avenue South
     New York, NY 10003
     Attn: Investment Accounting M-IA
     Facsimile No.:  (212) 677-9023

 (3) All other communications:

     The Guardian Life Insurance Company of America
     201 Park Avenue South
     New York, NY 10003
     Attn:  Raymond J. Henry
            Investment Department 7B
     Facsimile: (212) 777-6715

 (4)   Tax Identification Number: 13-6022143

MONY LIFE INSURANCE COMPANY                     Series A         $15,000,000
OF AMERICA (J. Romeo & Co.- Nominee)

 (1) All payments by wire transfer
     of immediately available funds to:

     The Chase Manhattan Bank
     ABA No.: 021-000-021
     Acct. No.: 544-755102
     Attn: P & I Department
     PPN:  00511# AA 6

     with sufficient information
     to identify the source and
     application of such funds.

 (2) All notices of payments and
     written confirmations of such
     wire transfers:

     If by Registered Mail, Certified Mail or Federal Express:
     --------------------------------------------------------

     The Chase Manhattan Bank
     4 New York Plaza, 13th Floor
     New York, NY 10004
     Attn: Income Processing - J. Piperato, 13th Floor

     If by Regular Mail:
     ------------------

     The Chase Manhattan Bank
     Dept. 3492
     P.O. Box 50000
     Newark, NJ 07101-8006

     With a Second Copy to:
     ---------------------

     Telecopy Confirms and Notices:

          (212) 708-2152
          Attn:  Securities Custody Division
                 M.D. 6-39A

     Mailing Confirms and Notices:

          MONY Life Insurance Company of America
          c/o MONY Life Insurance Company
          1740 Broadway
          New York, NY 10019
          Attn:  Securities Custody Division
                 M.D. 6-39A

 (3) All other communications:

     MONY Life Insurance Company of America
     c/o MONY Life Insurance Company
     1740 Broadway
     New York, NY 10019
     Attn:  Capital Management Unit
     Telecopy No.: (212) 708-2491

 (4) Tax Identification Number:  86-0222062

PACIFIC LIFE INSURANCE COMPANY               Series A         $10,000,000

A.   Atwell & Co. - Nominee for Series A $5,000,000

 (1) All payments by wire transfer
     of immediately available funds to:

     The Chase Manhattan Bank/SSTO
     ABA No.:  021-000-021
     Acct. No.:  900-9-002206
     Acct. Name:  Pacific Life General Account/89930705
     Sub Acct. No.:  47363300
     PPN:  00511# AA 6

     with sufficient information
     to identify the source and
     application of such funds.

 (2) All notices of payments and
     written confirmations of such
     wire transfers:

     The Chase Manhattan Bank
     P.O. Box 456
     Wall Street Stations
     New York, NY  10005

     And

     Pacific Life Insurance Company
     700 Newport Center Drive
     Newport Beach, CA  92660-6397
     Attn:  Securities Administration

 (3) All other communications:

     Pacific Life Insurance Company
     700 Newport Center Drive
     Newport Beach, CA  92660-6397
     Attn:  Securities Department

 (4) Tax Identification Number:  95-1079000

B.   Hare & Co. - Nominee for Series A $5,000,000

 (1) All payments by wire transfer
     of immediately available funds to:

     Hare & Co.
     The Bank of New York
     ABA No.:  021-000-018 BNF:  IOC566
     Acct. Name:  Pacific Life #280163
     Attention:  P&I Department
     PPN:  00511# AA 6

     with sufficient information
     to identify the source and
     application of such funds.

 (2) All notices of payments and
     written confirmations of such
     wire transfers:

     Hare & Co.
     c/o The Bank of New York
     P.O. Box 19266
     Newark, New Jersey 07195
     Acct. Name:  Pacific Life #280163
     Attention:  P&I Department

     And

     Pacific Life Insurance Company
     700 Newport Center Drive
     Newport Beach, CA  92660-6397
     Attn:  Securities Administration - Cash Team

 (3) All other communications:

     Pacific Life Insurance Company
     700 Newport Center Drive
     Newport Beach, CA  92660-6397
     Attn:  Securities Department

 (4) Tax Identification Number:   33-0522764

NORTHERN LIFE INSURANCE COMPANY               Series A          $5,000,000

 (1) All payments by wire transfer
     of immediately available funds to:

     US Bank N.A./Mpls.
     601 2nd Avenue South
     ABA No.:  091-000-022
     Acct. No.:  160232376105
     ATTN:  Securities Accounting
     PPN:  00511# AA 6

     with sufficient information
     to identify the source and
     application of such funds.

 (2) All notices of payments and
     written confirmations of such
     wire transfers:

     ReliaStar Investment Research, Inc.
     100 Washington Avenue South, Suite 800
     Minneapolis, MN  55401-2121
     Attn:  Private Placements
     Telephone No.:  612-372-5773
     Telecopy No.:  612-372-5368

 (3) All other communications:

     ReliaStar Investment Research, Inc.
     100 Washington Avenue South, Suite 800
     Minneapolis, MN  55401-2121
     Ref:  Private Placements
     Telephone No.:  612-372-5773
     Telecopy No.:  612-372-5368

 (4) Tax Identification Number:  41-1295933

RELIASTAR LIFE INSURANCE COMPANY              Series A          $3,000,000

 (1) All payments by wire transfer
     of immediately available funds to:

     US Bank N.A./Mpls.

     601 2nd Avenue South
     ABA No.:  091-000-022
     Acct. No.: 110240014461
     ATTN: Securities Accounting
     PPN:  00511# AA 6

 (2) All notices of payments and
     written confirmations of such
     wire transfers:

     ReliaStar Investment Research, Inc.
     100 Washington Avenue South, Suite 800
     Minneapolis, MN  55401-2121
     Attn:  Private Placements
     Telephone No.:  612-372-5257
     Telecopy No.:   612-372-5368

 (3) All other communications:

     ReliaStar Investment Research, Inc.
     100 Washington Avenue South, Suite 800
     Minneapolis, MN  55401-2121
     Attn:  Private Placements
     Telephone No.:  612-372-5257
     Telecopy No.:   612-372-5368

 (4) Tax Identification Number: 41-0451140

SECURITY CONNECTICUT LIFE INSURANCE
 COMPANY                                     Series A             $2,000,000

 (1) All payments by wire transfer
     of immediately available funds to:

     The Chase Manhattan Bank
     New York, New York
     ABA No.:  021-000-021
     Beneficiary Account No.: 544755102
     Reference:  Sigler & Co. (Nominee Name)
     Tax I.D. No.:  13-3641527
     F/C #G54426
     ATTN: Securities Accounting
     PPN:  00511# AA 6

 (2) All notices of payments and
     written confirmations of such
     wire transfers:

     ReliaStar Investment Research, Inc.
     100 Washington Avenue South, Suite 800
     Minneapolis, MN  55401-2121
     Attn:  Private Placements
     Telephone No.:  612-372-5257
     Telecopy No.:  612-372-5368

 (3) All other communications:

     ReliaStar Investment Research, Inc.
     100 Washington Avenue South, Suite 800
     Minneapolis, MN  55401-2121
     Attn:  Private Placements
     Telephone No.:  612-372-5257
     Telecopy No.:  612-372-5368

 (4) Tax Identification Number: 35-1468921

AMERICAN UNITED LIFE INSURANCE                 Series A         $6,000,000
COMPANY (Two notes of $3,000,000 each)

 (1) All payments by wire transfer
     of immediately available funds to:

     The Bank of New York
     ABA No.: 021-000-018
     BNF:  IOC566
     Acct. No.:  186683/AUL
     Attn:  P & I Department
     PPN:  00511# AA 6

     with sufficient information
     to identify the source and
     application of such funds.

 (2) All notices of payments and
     written confirmations of such
     wire transfers:

     American United Life Insurance Company
     One American Square
     Post Office Box 368
     Indianapolis, IN 46206
     Attn:  Christopher D. Pahlke, Securities Department

 (3) All other communications:

     American United Life Insurance Company
     One American Square
     Post Office Box 368
     Indianapolis, IN 46206
     Attn:  Christopher D. Pahlke, Securities Department

 (4)   Tax Identification Number:  35-0145825

NATIONWIDE LIFE INSURANCE COMPANY               Series A       $2,500,000

 (1) All payments by wire transfer
     of immediately available funds to:

     The Bank of New York
     ABA No.:  021-000-018
     BNF:  IOC566
     F/A/O Nationwide Life Insurance Company
     Attn:  P & I Department
     PPN:  00511# AA 6

     with sufficient information
     to identify the source and
     application of such funds.

 (2) All notices of payments and
     written confirmations of such
     wire transfers:

     Nationwide Life Insurance Company
     c/o The Bank of New York
     P.O. Box 19266
     Attn:  P & I Department
     Newark, NJ 07195

     with a copy to:

     Nationwide Life Insurance Company
     Attn: Investment Accounting
     One Nationwide Plaza (1-32-05)
     Columbus, Ohio 43215-2220

 (3) All other communications:

     Nationwide Life Insurance Company
     One Nationwide Plaza (1-33-07)
     Columbus, Ohio 43215-2220
     Attention:  Corporate Fixed-Income Securities
     Facsimile:  (614) 249-4553

 (4) Tax Identification Number:  31-4156830

NATIONWIDE LIFE AND ANNUITY              Series A            $1,500,000
INSURANCE COMPANY

 (1) All payments by wire transfer
     of immediately available funds to:

     The Bank of New York
     ABA No.:  021-000-018
     BNF:  IOC566
     F/A/O Nationwide Life and Annuity Insurance Company
     Attn:  P & I Department
     PPN:  00511# AA 6

 (2) All notices of payments and
     written confirmations of such
     wire transfers:

     Nationwide Life and Annuity Insurance Company
     c/o The Bank of New York
     P.O. Box 19266
     Attn:  P & I Department
     Newark, NJ 07195

     with a copy to:

     Nationwide Life and Annuity Insurance Company
     Attn: Investment Accounting
     One Nationwide Plaza (1-32-05)
     Columbus, Ohio 43215-2220

 (3) All other communications:

     Nationwide Life and Annuity Insurance Company
     One Nationwide Plaza (1-33-07)
     Columbus, Ohio 43215-2220
     Attention:  Corporate Fixed-Income Securities
     Facsimile:  (614) 249-4553

 (4) Tax Identification Number:  31-1000740

ALLIED LIFE INSURANCE COMPANY B                Series A             $1,000,000

 (1)  All payments by wire transfer
      of immediately available funds to:

      The Bank of New York
      ABA No.:  021-000-018
      BNF:  IOC566
      F/A/O Allied Life Insurance Company B
      Attn:  P & I Department
      PPN:  00511# AA 6

 (2)  All notices of payments and
      written confirmations of such
      wire transfers:

      Allied Life Insurance Company B
      c/o The Bank of New York
      P.O. Box 19266
      Attn: P & I Department
      Newark, NJ 07195

      with a copy to:

      Allied Life Insurance Company B
      Attn: Investment Accounting
      One Nationwide Plaza (1-32-05)
      Columbus, Ohio 43215-2220

 (3)  All other communications:

      Allied Life Insurance Company B
      One Nationwide Plaza (1-33-07)
      Columbus, Ohio 43215-2220

      Attention: Corporate Fixed-Income Securities
      Facsimile: (614) 249-4553

 (4) Tax Identification Number:  42-0921353

MODERN WOODMEN OF AMERICA                     Series A            $5,000,000

 (1)  All payments by wire transfer
      of immediately available funds to:

      The Northern Trust Company
      50 South LaSalle Street
      Chicago, IL 60675
      ABA No. 071-000-152
      Account Name: Modern Woodmen of America
      Account No. 84352
      PPN: 00511# AA 6

      with sufficient information
      to identify the source and
      application of such funds.

 (2)  All notices of payments and
      written confirmations of such
      wire transfers:
      Modern Woodmen of America
      Attn: Investment Accounting Department
      1701 First Avenue
      Rock Island, IL 61201

 (3)  All other communications:

      Modern Woodmen of America
      Attn: Investment Department
      1701 First Avenue
      Rock Island, IL 61201

 (4) Tax Identification Number:  36-1493430

PROVIDENT MUTUAL LIFE INSURANCE                  Series B          $2,000,000
COMPANY

 (1)  All payments by wire transfer
      of immediately available funds to:

      PNC Bank Philadelphia, PA
      ABA No.: 031-000-053
      Acct. No.: 8540842176
      Credit to: PMLIC
      Attn:  Treasurer
      RE:  cusip/security
      PPN:  00511# AB 4

      with sufficient information
      to identify the source and
      application of such funds.

 (2)  All notices of payments and
      written confirmations of such
      wire transfers:

      Provident Mutual Life Insurance Company
      1205 Westlakes Drive
      Berwyn, PA 19312-2419
      Attn:  Treasurer

 (3)  All other communications:

      Provident Mutual Life Insurance Company
      1205 Westlakes Drive
      Berwyn, PA 19312-2419
      Attn:  Kevin C. Schildt

 (4) Tax Identification Number: 23-0990450

PROVIDENTMUTUAL LIFE & ANNUITY
COMPANY OF AMERICA                           Series B               $2,000,000

 (1)  All payments by wire transfer
      of immediately available funds to:

      PNC Bank Philadelphia, PA
      ABA No.: 031-000-053
      Acct. No.: 8550754911
      Credit to: PLACA
      Attn:  Treasurer
      RE:  cusip/security
      PPN:  00511# AB 4

      with sufficient information
      to identify the source and
      application of such funds.

 (2)  All notices of payments and
      written confirmations of such
      wire transfers:

      Providentmutual Life & Annuity
      Company of America
      1205 Westlakes Drive
      Berwyn, PA 19312-2419
      Attn:  Treasurer

 (3)  All other communications:

      Providentmutual Life & Annuity
      Company of America
      1205 Westlakes Drive
      Berwyn, PA 19312-2419
      Attn:  Kevin C. Schildt

 (4) Tax Identification Number: 23-1619082

                                                                      SCHEDULE B
                                                                      ----------

                                 DEFINED TERMS
                                 -------------

          As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

          "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person and (b) any other Person who, to the knowledge of the Company, beneficially owns or holds, directly or indirectly, 10% or more of any class of voting or equity interests of such first Person or any other Person of which such first Person, to the knowledge of the Company, beneficially owns or holds, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

          "Business Day" means (a) for the purposes of Section 5.5 only, any day
                                                       -----------
other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or San Francisco, California are required or authorized to be closed.

          "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

          "Closing" means the Initial Closing or any Supplemental Closing.

          "Closing Date" means the Initial Closing Date or any Supplemental Closing Date.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

          "Company" means Acuson Corporation, a Delaware corporation.

          "Confidential Information"  is defined in Section 11.7.
                                                    ------------

          "Consolidated Adjusted Net Worth" for any period means, for the Company and its Restricted Subsidiaries on a consolidated basis, total shareholders' equity minus investments other than Permitted Investments.
                     -----

          "Debt" means (i) all obligations for borrowed money of the Company and its Restricted Subsidiaries, (ii) all obligations of the Company or any Restricted Subsidiary as lessee under capital leases, (iii) all third party obligations for borrowed money to the extent guaranteed by the Company or a Restricted Subsidiary (excluding, for the avoidance of doubt, guaranteed obligations under synthetic lease transactions), (iv) all Swaps entered into by the Company or any Restricted Subsidiary and (v) any drawings under letters of credit maintained in favor of the Company or any Restricted Subsidiary.

          "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

          "Default Rate" means that rate of interest that is 2.0% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes.

          "Disclosure Letter" means the Disclosure Letter delivered by the Company to the Initial Purchasers on the Closing Date.

          "Eligible Purchaser" shall mean any Initial Purchaser and such additional Institutional Investors each of which are domiciled in the United States of America and identified in writing to the Purchasers on or prior to the Initial Closing Date and from time to time thereafter; provided that the
                                                       --------
aggregate number of Eligible Purchasers (including the Initial Purchasers) shall not at any time exceed eight.

          "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.
      -----------

          "Event of Default" is defined in Section 9.1.
                                           -----------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Fixed Charges" for any period shall mean the sum of interest expense and Rent Expense.

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

          "Governmental Authority"  means

          (a)     the government of

                  (i) the United States of America or any State or other political subdivision thereof, or

                  (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

          (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

          "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such indebtedness or obligation or any property constituting security therefor;

          (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

          (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

          "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

          "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
Section 10.1.
------------

          "Income Available for Fixed Charges" for any period shall mean, for the Company and its Restricted Subsidiaries on a consolidated basis, Net Income before taxes and extraordinary items plus, to the extent deducted in calculating Net Income, (i) Fixed Charges and (ii) depreciation and amortization.

          "Indebtedness" with respect to any Person means, at any time, without duplication,

          (a)     its liabilities for borrowed money;

          (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

          (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

          (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

          (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (but only if representing obligations for borrowed money);

          (f)     Swaps of such Person; and

          (g) all liabilities under any synthetic lease transactions entered into by such Person and any Guaranty of such Person (including, for the avoidance of doubt any

     Guaranty of any synthetic lease transaction) with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

          "Initial Closing" is defined in Section 1.3(a).
                                          --------------

          "Initial Closing Date" is defined in Section 1.3(a).
                                               --------------

          "Initial Purchasers" is defined in the opening paragraph hereof.

          "Initial Purchaser Schedule" means the Initial Purchaser Schedule attached hereto as Schedule A.
                   ----------

          "Institutional Investor" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 10% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

          "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

          "Make-Whole Amount" is defined in Section 5.6.
                                            -----------

          "Material" means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement, any Supplemental Note Purchase Agreement or the Notes.

          "Material Restricted Subsidiary" means any Restricted Subsidiary accounting either for at least 10% of the Company's Net Income during one of the two immediately preceding fiscal years or accounting for at least 10% of the Company's consolidated total assets as of the end of either of the two immediately preceding fiscal years.

          "Memorandum" is defined in Section 3.3.
                                     -----------

          "Moody's" means Moody's Investor Service, Inc.

          "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).
                        ------------------

          "Net Income" shall mean the net income of the Company and its Restricted Subsidiaries, calculated on a consolidated basis.

          "Notes" is defined in Section 1.1(c).
                                --------------

          "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

          "Permitted Investments" means, for the Company and its Restricted Subsidiaries on a consolidated basis, the following:

          A investments existing at the Initial Closing Date (whether or not such investments would otherwise be deemed to be Permitted Investments herein) and disclosed in writing to the Initial Purchasers;

          B investments in one or more Restricted Subsidiaries or any entity which, concurrent with such investment, becomes a Restricted Subsidiary;

          C investments made for assets or property used in the ordinary course of Company's business;

          D investments in joint ventures and other corporate entities engaged in substantially the same line(s) of business as the Company and its Restricted Subsidiaries;

          E direct obligations of the U.S. Government or any agencies thereof bearing the full guarantee of the U.S. Government and maturing not more than three years from the date acquired;

          F repurchase agreements collateralized by obligations of the U.S. Government or any agencies thereof bearing the full guarantee of the U.S. Government and maturing not more than three years from the date acquired;

          G certificates of deposit or time deposits maturing within three years from the date acquired and which are issued by a bank or trust company domiciled in the United States or any sovereign nation, in the latter case having a foreign currency sovereign debt rating of at least A1 by S&P or A+ by Moody's and, with regard to each of the above, (a) having an unsecured senior debt rating of A1 by S&P or A+ by Moody's or an equivalent rating from another internationally recognized rating agency and (b) having capital, surplus, and undivided profits aggregating at least $250 million;

          H commercial paper given an "A1" rating by S&P or "P1" by Moody's, respectively, and maturing not more than 270 days from the date acquired, and corporate bonds issued by U.S. domiciled corporations having a final maturity of not more than three years from the date of purchase and rated at least A by S&P or A2 by Moody's;

          I tax-exempt securities having a final maturity of three years or less from the date of purchase and rated at least SP-1 by S&P or MIG-1 by Moody's or an equivalent medium or long-term rating by S&P or Moody's; and

          J  other investments not otherwise permitted by sections (A) through
             (I), provided that such investments shall not exceed, in aggregate, 10% of the Company's consolidated shareholders' equity at such measurement date.

          "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

          "Plan" means an "employee benefit plan" (as defined in section 3(3) of
                                                                 ------------
ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

          "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

          "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

          "Purchasers" means the Initial Purchasers and the Supplemental Purchasers.

          "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

          "Rent Expense" means, with respect to any period, (i) the sum of the minimum amount of rental and other obligations required to be paid during such period by the Company or any Restricted Subsidiary as lessee under all leases of real or personal property (other than capital leases), excluding any amounts required to be paid by the lessee (whether or not therein designated as rental or additional rental) (a) which are on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, or (b) which are based on profits, revenues or sales realized by the lessee from the leased property or otherwise based on the performance of the lessee, less (ii) all
                                                              ----
rental income received by the Company or any Restricted Subsidiary as lessor under all leases of real or personal property (other than capital leases).

          "Required Holders" means, at any time, the holders of at least 51% in principal amount of the Notes (without regard to Series) at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

          "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

          "Restricted Subsidiary" means any corporation of which more than 50% of the voting stock is owned by the Company or another Restricted Subsidiary, unless such corporation has been specifically designated by the Company as an Unrestricted Subsidiary.

          "S&P" means Standard & Poor's Corporation.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

          "Series" is defined in Section 1.1(a).
                                 --------------

          "Series A Notes" is defined in Section 1.1(a).
                                         --------------

          "Series B Notes" is defined in Section 1.1(a).
                                         --------------

          "Source" is defined in Section 4.2.
                                 -----------

          "Subsequent Notes" is defined in Section 1.1(b).
                                           --------------

          "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

          "Supplemental Closing" is defined in Section 1.3(b).
                                               --------------

          "Supplemental Closing Date" is defined in Section 1.3(b).
                                                    --------------

          "Supplemental Note Purchase Agreement" is defined in Section 1.3(b).
                                                               --------------

          "Supplemental Purchasers" is defined in Section 1.3(b).
                                                  --------------

          "Supplemental Purchaser Schedule" means the schedule of Supplemental Purchases of any Series of Subsequent Notes which is attached to the Supplemental Note Purchase Agreement relating to such Series.

          "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

          "Total Capitalization" means the sum of Debt and Consolidated Adjusted Net Worth.

          "Unrestricted Subsidiary" means any Subsidiary other than a Restricted Subsidiary.

          "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                                                                 EXHIBIT 1(a)(i)

                            [FORM OF SERIES A NOTE]

                              ACUSON CORPORATION

            6.59% SERIES A SENIOR UNSECURED NOTE DUE April 8, 2006
No. [_____]                                                        April 9, 1999
$[_______]                                                   PPN[______________]

          FOR VALUE RECEIVED, the undersigned, ACUSON CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [___________________________], or registered assigns, the principal sum of [___________________________] DOLLARS ($______________), as hereinafter provided, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.59% per annum from the date hereof, payable quarterly on the 8th day of April, July, October and January in each year, commencing July 8, 1999, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 8.59%.

          The Company agrees to pay the principal of this Note in five (5) installments on April 8 in each of the years 2002 through 2005, inclusive, each in the amount of _____________ DOLLARS ($______________) and one (1) final installment on April 8, 2006 in such amount, or in any case the then unpaid principal amount of this Note.

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Mountain View, California or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

          This Note is one of the 6.59% Series A Senior Unsecured Notes due April 8, 2006 (herein called the "Series A Notes") in the aggregate principal amount of $71,000,000 issued pursuant to a certain Note Purchase Agreement, dated as of April 9, 1999 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Initial Purchasers named therein and is entitled to the benefits, and subject to the terms and conditions, thereof. Pursuant to the Note Purchase Agreement, the Company is also issuing 6.39% Series B Senior Unsecured Notes due April 8, 2004 in the aggregate principal amount of $4,000,000. The Company may from time to time issue additional series of promissory notes under the Note

Purchase Agreement. The aggregate principal amount of all Notes issued under the Note Purchase Agreement shall not exceed $80,000,000. Each holder of this Series A Note shall be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 11.7 of the Note Purchase
                                        ------------
Agreement and (ii) to have made the representation set forth in Section 4.2 of
                                                                -----------
the Note Purchase Agreement.

          This Series A Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Series A Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series A Note for a like principal amount shall be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Series A Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Series A Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

          This Series A Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                              ACUSON CORPORATION


     By:_____________________________________

     Name:___________________________________

     Title:____________________________________

                                                                EXHIBIT 1(a)(ii)

                            [FORM OF SERIES B NOTE]

                              ACUSON CORPORATION

            6.39% SERIES B SENIOR UNSECURED NOTE DUE April 8, 2004
No. [_____]                                                        April 9, 1999
$[_______]                                                   PPN[______________]

          FOR VALUE RECEIVED, the undersigned, ACUSON CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [___________________________], or registered assigns, the principal sum of [___________________________] DOLLARS ($____________), as hereinafter provided, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.39% per annum from the date hereof, payable quarterly on the 8th day of April, July, October and January in each year, commencing July 8, 1999, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to 8.39%.

          The Company agrees to pay the principal of this Note in five (5) installments on April 8 in each of the years 2000 through 2003, inclusive, each in the amount of ___________ DOLLARS ($____________) and one (1) final installment on April 8, 2004 in such amount, or in any case the then unpaid principal amount of this Note.

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Mountain View, California or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

          This Note is one of the 6.39% Series B Senior Unsecured Notes due April 8, 2004 (herein called the "Series B Notes") in the aggregate principal amount of $4,000,000 issued pursuant to a certain Note Purchase Agreement, dated as of April 9, 1999 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Initial Purchasers named therein and is entitled to the benefits, and subject to the terms and conditions, thereof. Pursuant to the Note Purchase Agreement, the Company is also issuing 6.59% Series A Senior Unsecured Notes due April 8, 2006 in the aggregate principal amount of $71,000,000. The Company may from time to time issue additional series of promissory notes under the Note

Purchase Agreement. The aggregate principal amount of all Notes issued under the Note Purchase Agreement shall not exceed $80,000,000. Each holder of this Series B Note shall be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 11.7 of the Note Purchase
                                        ------------
Agreement and (ii) to have made the representation set forth in Section 4.2 of
                                                                -----------
the Note Purchase Agreement.

          This Series B Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Series B Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series B Note for a like principal amount shall be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Series B Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Series B Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

          This Series B Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                              ACUSON CORPORATION


     By:_____________________________________

     Name:___________________________________

     Title:__________________________________

                                                                    EXHIBIT 1(b)

                           [FORM OF SUBSEQUENT NOTE]

                              ACUSON CORPORATION

          ___% SERIES C SENIOR UNSECURED NOTE DUE [__________, ____]

No. [_____]                                                               [Date]
$[_______]                                                   PPN[______________]

          FOR VALUE RECEIVED, the undersigned, ACUSON CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [___________________________], or registered assigns, the principal sum of [___________________________] DOLLARS ($____________), as hereinafter provided, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of ____% per annum from the date hereof, payable quarterly, on the [___] day of _________, _________, _________ and _________ in each year, commencing [_________], until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum equal to ____%.

          The Company agrees to pay the principal of this Note in _________ installments on __________ in each of the years _____ through _____, inclusive, each in the amount of _____________ DOLLARS ($__________) and one (1) final installment on ________ in such amount, or in any case the then unpaid principal amount of this Note.

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Mountain View, California or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement and Supplemental Note Purchase Agreement referred to below.

          This Note is one of the ______% Series C Senior Unsecured Notes due [ ] (the "Series C Notes")issued pursuant to a certain Note Purchase Agreement, dated as of April 9, 1999 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Initial Note Purchasers named therein, and a Supplemental Note Purchase Agreement dated as of ________, ___ (as from time to time amended, the "Supplemental Note Purchase

Agreement") entered into by the Company with the Supplemental Purchasers (as such term is defined in the Note Purchase Agreement) named therein and is entitled to the benefits, and subject to the terms and conditions, thereof. Under and pursuant to said Note Purchase Agreement the Company has heretofore issued Series A Notes and Series B Notes (the "Issued Notes") in the aggregate principal amount of $75,000,000 and may, from time to time issue additional series of promissory notes (such additional notes together with the Issued Notes are hereinafter collectively referred to as the "Notes"). The aggregate principal amount of all Notes issued under the Note Purchase Agreement shall not exceed $80,000,000. Except as set forth in the Agreement, this Series C Note and the holder hereof are entitled equally and ratably with the holders of all other Notes outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Reference is hereby made to the Note Purchase Agreement and the Supplemental Note Purchase Agreement for a statement of such rights and benefits.

          Each holder of this Series C Note shall be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
         -
Section 11.7 of the Note Purchase Agreement and (ii) to have made the
------------                                     --
representation set forth in Section 4.2 of the Note Purchase Agreement.
                            -----------

          This Series C Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Series C Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series C Note for a like principal amount shall be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Series C Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          This Series C Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Series C Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

          This Series C Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                              ACUSON CORPORATION

     By:___________________________________

     Name:_________________________________

     Title:________________________________

                                                                  EXHIBIT 1.3(b)

                 FORM OF SUPPLEMENTAL NOTE PURCHASE AGREEMENT

                                                      As of ____________________

To Each of the Purchasers
Named in the Supplemental
Purchaser Schedule Attached Hereto

Ladies and Gentlemen:

     Reference is made to that certain Note Purchase Agreement dated as of April 9, 1999 between the Company and each of the Initial Purchasers named in the Initial Purchaser Schedule attached thereto (the "Agreement"). Terms used but not defined herein shall have the respective meanings set forth in the Agreement.

     As contemplated in Section 1.3(b) of the Agreement the Company agrees with
                        --------------
you as follows:

     A.  Subsequent Series of Notes.  The Company will create a Subsequent
         --------------------------
Series of Notes to be called the "Series C Notes". Said Series C Notes will be dated the date of issue; will bear interest from such date at the rate of ___% per annum, payable quarterly on the ___ day of each __________, __________, __________ and __________ in each year (commencing _________) until the principal amount thereof shall become due and payable and shall bear interest on overdue principal (including any overdue optional prepayment of principal) and premium, if any, and, to the extent permitted by law, on any overdue installment of interest at the rate specified therein after the date due for payment, whether by acceleration or otherwise, until paid; will be expressed to mature on ________________; and will be substantially in the form attached to the Agreement as Exhibit 1.1(b) with the appropriate insertions to reflect the terms and provisions set forth above.

     B.  Purchase and Sale of Series Notes.  Subject to the terms and
         ---------------------------------
conditions in the Agreement and herein set forth, the Company hereby agrees to sell, to each Supplemental Purchaser set forth on the Supplemental Purchaser Schedule attached hereto (collectively, the "Series C Purchasers") and each Series C Purchaser agrees to purchase from the Company the aggregate principal amount of the Series C Notes set opposite each Series C Purchaser's name in the Supplemental Purchaser Schedule at 100% of the aggregate principal amount. The sale of the Series C Notes shall take place at the offices of Winston & Strawn, 35 W. Wacker, Chicago, Illinois 60601 at 10:00 a.m. Chicago time, at a closing (the "Series C Closing") on ________________________________________,__________,
or such other date as shall be agreed upon by the Company and each Series C Purchaser. At the Series C Closing, the Company will deliver to each Series C Purchaser one or more Series C Notes registered in such Series C Purchaser's name (or in the name of its nominee), evidencing the aggregate principal amount of Series C Notes to be purchased by said Series C Purchaser and in the denomination or denominations specified with respect to such Series C Purchaser in the Supplemental Purchaser Schedule attached hereto against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account on the date of the Series C Closing (the "Series C Closing Date") (as specified in a notice to each Series C Purchaser at least three business Days prior to the Series C Closing Date).

     C.  Conditions of Series C Closing.  The obligation of each Series C
         ------------------------------
Purchaser to purchase and pay for the Series C Notes to be purchased by such purchaser hereunder on the Series C Closing Date is subject to the satisfaction, on or before such Series C Closing Date, of the conditions set forth in Article II of the Agreement.

     D.  Prepayments.  The Series C Notes shall be subject to prepayment only
         -----------
(a) pursuant to the required prepayments, if any, specified in clause (x) below; and (b) pursuant to the optional prepayments permitted by Section 5.2 of the Agreement.

         (x)  Required Prepayments; Maturity.
              ------------------------------

              [to be determined]

         (y)  Optional Prepayments.  As provided in Sections 5.2 of the
              --------------------                  ------------
     Agreement.

     E.  Series   Notes issued under and Pursuant to Agreement.  Except as
         -----------------------------------------------------
specifically provided above, the Series C Notes shall be deemed to be issued under, to be subject to and to have the benefit of all of the terms and provisions of the Agreement as the same may from time to time be amended and supplemented in the manner provided therein.

     The execution hereof by the Series C Purchasers shall constitute a contract among the Company and the Series C Purchasers for the uses and purposes hereinabove set forth. By their acceptance hereof, each of the Series C Purchasers shall also be deemed to have accepted and agreed to the terms and provisions of the Agreement as in effect on the date hereof.

                                 ACUSON CORPORATION

                                 By:________________________________
                                 Name:______________________________
                                 Title:_____________________________

Accepted as of

________________________
                                 [SUPPLEMENTAL PURCHASERS]

                                 By:________________________________

                                 Name:______________________________

                                 Title:_____________________________

                                                                     EXHIBIT 2.4

                 MATTERS COVERED BY OPINION OF SPECIAL COUNSEL

                                TO THE COMPANY
                                --------------

          1. The Company being duly organized, validly existing and in good standing and having requisite corporate power and authority to issue and sell the Notes and to execute and deliver the documents.

          2. The Company being duly qualified and in good standing as a foreign corporation in appropriate jurisdictions.

          3. Due authorization and execution of the documents and such documents being legal, valid, binding and enforceable.

          4.   No conflicts with charter documents, laws or other agreements.

          5. All consents required to issue and sell the Notes and to execute and deliver the documents having been obtained.

          6.   No litigation questioning validity of documents.

          7. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

          8.   No violation of Regulations T, U or X of the Federal Reserve
Board.

          9. Company not an "investment company", or a company "controlled" by an "investment company", under the Investment Company Act of 1940, as amended.